                                                                    EXHIBIT 99.7

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


Pursuant to Section 230.438 of Regulation C promulgated under the Securities Act of 1933, as amended, in connection with the Registration Statement on Form S-4 (the "Registration Statement") of United States Steel LLC ("United States Steel") and USX Corporation ("USX") relating to the offers by United States Steel to exchange United States Steel Senior Quarterly Income Debt Securities due 2031 for (i) 6.50% Cumulative Convertible Preferred Stock of USX Corporation, (ii) 6.75% Convertible Quarterly Income Preferred Securities of USX Capital Trust I and (iii) 8.75% Cumulative Monthly Income Preferred Shares, Series A, of USX Capital LLC, the undersigned hereby consents to being named in the prospectus which forms a part of the Registration Statement as a person who is expected to become a director of United States Steel (to be converted to United States Steel Corporation) upon, or shortly before, the effectiveness of the proposed separation of the businesses represented by the U.S. Steel Group of USX from USX. As of the effective time of the Registration Statement, the undersigned will not be a member of the Board of Directors of United States Steel and will not be required to sign the Registration Statement.

Date:      October 1, 2001
       -------------------

                                        /s/ J. Gary Cooper
                                        ------------------
                                        J. Gary Cooper

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


Pursuant to Section 230.438 of Regulation C promulgated under the Securities Act of 1933, as amended, in connection with the Registration Statement on Form S-4 (the "Registration Statement") of United States Steel LLC ("United States Steel") and USX Corporation ("USX") relating to the offers by United States Steel to exchange United States Steel Senior Quarterly Income Debt Securities due 2031 for (i) 6.50% Cumulative Convertible Preferred Stock of USX Corporation, (ii) 6.75% Convertible Quarterly Income Preferred Securities of USX Capital Trust I and (iii) 8.75% Cumulative Monthly Income Preferred Shares, Series A, of USX Capital LLC, the undersigned hereby consents to being named in the prospectus which forms a part of the Registration Statement as a person who is expected to become a director of United States Steel (to be converted to United States Steel Corporation) upon, or shortly before, the effectiveness of the proposed separation of the businesses represented by the U.S. Steel Group of USX from USX. As of the effective time of the Registration Statement, the undersigned will not be a member of the Board of Directors of United States Steel and will not be required to sign the Registration Statement.

Date:      October 1, 2001
       -------------------

                                   /s/ Robert J. Darnall
                                   ----------------------
                                   Robert J. Darnall

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


Pursuant to Section 230.438 of Regulation C promulgated under the Securities Act of 1933, as amended, in connection with the Registration Statement on Form S-4 (the "Registration Statement") of United States Steel LLC ("United States Steel") and USX Corporation ("USX") relating to the offers by United States Steel to exchange United States Steel Senior Quarterly Income Debt Securities due 2031 for (i) 6.50% Cumulative Convertible Preferred Stock of USX Corporation, (ii) 6.75% Convertible Quarterly Income Preferred Securities of USX Capital Trust I and (iii) 8.75% Cumulative Monthly Income Preferred Shares, Series A, of USX Capital LLC, the undersigned hereby consents to being named in the prospectus which forms a part of the Registration Statement as a person who is expected to become a director of United States Steel (to be converted to United States Steel Corporation) upon, or shortly before, the effectiveness of the proposed separation of the businesses represented by the U.S. Steel Group of USX from USX. As of the effective time of the Registration Statement, the undersigned will not be a member of the Board of Directors of United States Steel and will not be required to sign the Registration Statement.

Date:      28 September 2001
       ---------------------

                                   /s/ Dr. Shirley Ann Jackson
                                   ----------------------------
                                   Dr. Shirley Ann Jackson

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


Pursuant to Section 230.438 of Regulation C promulgated under the Securities Act of 1933, as amended, in connection with the Registration Statement on Form S-4 (the "Registration Statement") of United States Steel LLC ("United States Steel") and USX Corporation ("USX") relating to the offers by United States Steel to exchange United States Steel Senior Quarterly Income Debt Securities due 2031 for (i) 6.50% Cumulative Convertible Preferred Stock of USX Corporation, (ii) 6.75% Convertible Quarterly Income Preferred Securities of USX Capital Trust I and (iii) 8.75% Cumulative Monthly Income Preferred Shares, Series A, of USX Capital LLC, the undersigned hereby consents to being named in the prospectus which forms a part of the Registration Statement as a person who is expected to become a director of United States Steel (to be converted to United States Steel Corporation) upon, or shortly before, the effectiveness of the proposed separation of the businesses represented by the U.S. Steel Group of USX from USX. As of the effective time of the Registration Statement, the undersigned will not be a member of the Board of Directors of United States Steel and will not be required to sign the Registration Statement.

Date:         10-1-01
       ------------------

                                   /s/ Charles R. Lee
                                   -------------------
                                   Charles R. Lee

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


Pursuant to Section 230.438 of Regulation C promulgated under the Securities Act of 1933, as amended, in connection with the Registration Statement on Form S-4 (the "Registration Statement") of United States Steel LLC ("United States Steel") and USX Corporation ("USX") relating to the offers by United States Steel to exchange United States Steel Senior Quarterly Income Debt Securities due 2031 for (i) 6.50% Cumulative Convertible Preferred Stock of USX Corporation, (ii) 6.75% Convertible Quarterly Income Preferred Securities of USX Capital Trust I and (iii) 8.75% Cumulative Monthly Income Preferred Shares, Series A, of USX Capital LLC, the undersigned hereby consents to being named in the prospectus which forms a part of the Registration Statement as a person who is expected to become a director of United States Steel (to be converted to United States Steel Corporation) upon, or shortly before, the effectiveness of the proposed separation of the businesses represented by the U.S. Steel Group of USX from USX. As of the effective time of the Registration Statement, the undersigned will not be a member of the Board of Directors of United States Steel and will not be required to sign the Registration Statement.

Date:      October 1, 2001
       -----------------------

                                        /s/ Paul E. Lego
                                        --------------------------------
                                        Paul E. Lego

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


Pursuant to Section 230.438 of Regulation C promulgated under the Securities Act of 1933, as amended, in connection with the Registration Statement on Form S-4 (the "Registration Statement") of United States Steel LLC ("United States Steel") and USX Corporation ("USX") relating to the offers by United States Steel to exchange United States Steel Senior Quarterly Income Debt Securities due 2031 for (i) 6.50% Cumulative Convertible Preferred Stock of USX Corporation, (ii) 6.75% Convertible Quarterly Income Preferred Securities of USX Capital Trust I and (iii) 8.75% Cumulative Monthly Income Preferred Shares, Series A, of USX Capital LLC, the undersigned hereby consents to being named in the prospectus which forms a part of the Registration Statement as a person who is expected to become a director of United States Steel (to be converted to United States Steel Corporation) upon, or shortly before, the effectiveness of the proposed separation of the businesses represented by the U.S. Steel Group of USX from USX. As of the effective time of the Registration Statement, the undersigned will not be a member of the Board of Directors of United States Steel and will not be required to sign the Registration Statement.

Date:      October 4, 2001
       -----------------------

                                        /s/ John F. McGillicuddy
                                        ---------------------------------
                                        John F. McGillicuddy

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


Pursuant to Section 230.438 of Regulation C promulgated under the Securities Act of 1933, as amended, in connection with the Registration Statement on Form S-4 (the "Registration Statement") of United States Steel LLC ("United States Steel") and USX Corporation ("USX") relating to the offers by United States Steel to exchange United States Steel Senior Quarterly Income Debt Securities due 2031 for (i) 6.50% Cumulative Convertible Preferred Stock of USX Corporation, (ii) 6.75% Convertible Quarterly Income Preferred Securities of USX Capital Trust I and (iii) 8.75% Cumulative Monthly Income Preferred Shares, Series A, of USX Capital LLC, the undersigned hereby consents to being named in the prospectus which forms a part of the Registration Statement as a person who is expected to become a director of United States Steel (to be converted to United States Steel Corporation) upon, or shortly before, the effectiveness of the proposed separation of the businesses represented by the U.S. Steel Group of USX from USX. As of the effective time of the Registration Statement, the undersigned will not be a member of the Board of Directors of United States Steel and will not be required to sign the Registration Statement.

Date:         9/27/01
       ------------------

                                             /s/ Seth E. Schofield
                                             ------------------------------
                                             Seth E. Schofield

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


Pursuant to Section 230.438 of Regulation C promulgated under the Securities Act of 1933, as amended, in connection with the Registration Statement on Form S-4 (the "Registration Statement") of United States Steel LLC ("United States Steel") and USX Corporation ("USX") relating to the offers by United States Steel to exchange United States Steel Senior Quarterly Income Debt Securities due 2031 for (i) 6.50% Cumulative Convertible Preferred Stock of USX Corporation, (ii) 6.75% Convertible Quarterly Income Preferred Securities of USX Capital Trust I and (iii) 8.75% Cumulative Monthly Income Preferred Shares, Series A, of USX Capital LLC, the undersigned hereby consents to being named in the prospectus which forms a part of the Registration Statement as a person who is expected to become a director of United States Steel (to be converted to United States Steel Corporation) upon, or shortly before, the effectiveness of the proposed separation of the businesses represented by the U.S. Steel Group of USX from USX. As of the effective time of the Registration Statement, the undersigned will not be a member of the Board of Directors of United States Steel and will not be required to sign the Registration Statement.

Date:           10/8/01
       --------------------------

                                                  /s/ John W. Snow
                                                  -----------------------------
                                                  John W. Snow

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


Pursuant to Section 230.438 of Regulation C promulgated under the Securities Act of 1933, as amended, in connection with the Registration Statement on Form S-4 (the "Registration Statement") of United States Steel LLC ("United States Steel") and USX Corporation ("USX") relating to the offers by United States Steel to exchange United States Steel Senior Quarterly Income Debt Securities due 2031 for (i) 6.50% Cumulative Convertible Preferred Stock of USX Corporation, (ii) 6.75% Convertible Quarterly Income Preferred Securities of USX Capital Trust I and (iii) 8.75% Cumulative Monthly Income Preferred Shares, Series A, of USX Capital LLC, the undersigned hereby consents to being named in the prospectus which forms a part of the Registration Statement as a person who is expected to become a director of United States Steel (to be converted to United States Steel Corporation) upon, or shortly before, the effectiveness of the proposed separation of the businesses represented by the U.S. Steel Group of USX from USX. As of the effective time of the Registration Statement, the undersigned will not be a member of the Board of Directors of United States Steel and will not be required to sign the Registration Statement.

Date:      October 1, 2001
       -----------------------

                                             /s/ John P. Surma, Jr.
                                             -----------------------
                                             John P. Surma, Jr.

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


Pursuant to Section 230.438 of Regulation C promulgated under the Securities Act of 1933, as amended, in connection with the Registration Statement on Form S-4 (the "Registration Statement") of United States Steel LLC ("United States Steel") and USX Corporation ("USX") relating to the offers by United States Steel to exchange United States Steel Senior Quarterly Income Debt Securities due 2031 for (i) 6.50% Cumulative Convertible Preferred Stock of USX Corporation, (ii) 6.75% Convertible Quarterly Income Preferred Securities of USX Capital Trust I and (iii) 8.75% Cumulative Monthly Income Preferred Shares, Series A, of USX Capital LLC, the undersigned hereby consents to being named in the prospectus which forms a part of the Registration Statement as a person who is expected to become a director of United States Steel (to be converted to United States Steel Corporation) upon, or shortly before, the effectiveness of the proposed separation of the businesses represented by the U.S. Steel Group of USX from USX. As of the effective time of the Registration Statement, the undersigned will not be a member of the Board of Directors of United States Steel and will not be required to sign the Registration Statement.

Date:      Sept 30, 2001
       ---------------------

                                             /s/ Douglas C. Yearley
                                             ---------------------------------
                                             Douglas C. Yearley